                       Independent Auditors' Consent

     We consent to the  incorporation  by reference in Community  Bank Shares of
Indiana,  Inc.'s  Registration  Statement  No.  333-60089  on  Form  S-8  and in
Community Bank Shares of Indiana, Inc.'s Registration Statement No. 333-40211 on
Form S-3 of our report dated January 27, 2001 appearing in (and  incorporated by reference in) this Form 10-K of Community  Bank Shares of Indiana,  Inc. for the
year ended December 31, 2001.

/s/ Monroe Shine & Co., Inc.

New Albany, Indiana
March 28, 2002